EXHIBIT 10.12

              LETTER AGREEMENT WITH TOUCHSTAR SOFTWARE CORPORATION
                              DATED APRIL 17, 2006


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                        WORLDWIDE STRATEGIES INCORPORATED
                       3801 East Florida Avenue, Suite 400
                             Denver, Colorado 80210

                                 April 18, 2006


TOUCHSTAR SOFTWARE CORPORATION
3025 South Parker Road, Suite 925
Aurora, Colorado 80014

Attention:  Shawn Suhrstedt, Chief Financial Officer

RE:      LETTER OF INTENT

Dear Mr. Suhrstedt,

         This letter is written to confirm that Worldwide Strategies Incorporated, a Nevada corporation ("WWSI") and TouchStar Software Corporation ("TouchStar") have determined to terminate the agreements set forth in the non-binding letter of intent dated October 18, 2005.

         Accordingly, TouchStar agrees that it has no rights to certificate number 1909 for 2,000,000 shares of WWSI common stock prepared by WWSI (the "Certificate"), and hereby authorizes WWSI to cancel the Certificate.

         In addition, WWSI agrees that it has no rights to any shares of capital stock in TouchStar International Sales Limited, an affiliate of TouchStar.

         If you are in agreement that this letter generally reflects the substance of our discussions, please so indicate below.

                                       Respectfully,

                                       Worldwide Strategies Incorporated


                                       By: /s/ W. EARL SOMERVILLE
                                          --------------------------------------
                                            W. Earl Somerville, CFO

Acknowledged as requested and agreed:

TouchStar Software Corporation


By:    /s/ SHAWN SUHRSTEDT
   --------------------------------------------------
         Shawn Suhrstedt, CFO